UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)       April 23, 2004
                                                     --------------------------
                                                         (March 31, 2004)
                                                     --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

                 (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of March 2004 and 2003 and the three months ended March 2004 and 2003 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended        Three Months Ended
                                          March 31,              March 31,
                                     --------------------- ---------------------
                                        2004       2003       2004       2003
                                     ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                584        558      1,787      1,673
     Wholesale
         Long Term Sales                   234        188        714        556
         Forward Sales                     248        186        623        588
         Short Term Sales                  540        440      1,644      1,431
                                     ---------- ---------- ---------- ----------
         Total Wholesale Sales           1,022        814      2,981      2,575
                                     ---------- ---------- ---------- ----------
         Total Energy Sales              1,606      1,372      4,768      4,248
                                     ========== ========== ========== ==========

Note: The Company has reclassified certain contracts between segments. As a result, previously reported statistics do not reflect such presentation.

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

         HDD                               359        535      1,964      1,868
                                     ========== ========== ========== ==========
         CDD                                 1          0          1          0
                                     ========== ========== ========== ==========



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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrants)


Date:  April 23, 2004                          /s/ Thomas G. Sategna
                                   ---------------------------------------------
                                                 Thomas G. Sategna
                                      Vice President and Corporate Controller
                                   (Officer duly authorized to sign this report)


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